Exhibit 10.3

IVOW MERGER VOTING AGREEMENT

This IVOW MERGER VOTING AGREEMENT (this “Agreement”) is made and entered into as of September 20, 2006 (the “Effective Date”), by and among iVOW, Inc., a Delaware corporation (“iVOW”), and MedCap Partners L.P. and MedCap Master Fund L.P. (collectively, “Shareholder”).

RECITALS

A.            This Agreement is entered into in connection with that certain Agreement and Plan of Reorganization (the “Merger Agreement”) dated as of September 20, 2006, by and among iVOW, Crdentia Corp., a Delaware corporation (“Crdentia”), and iVOW Acquisition Corp. a Delaware corporation and wholly-owned subsidiary of Crdentia (“Merger Sub”) pursuant to which Merger Sub will merge with and into iVOW, with iVOW continuing as the surviving corporation of the merger and becoming a wholly-owned subsidiary of Crdentia (the “Merger”).  Capitalized terms used in this Agreement which are not otherwise defined herein will have the meanings given to such terms in the Merger Agreement.

B.            As of the Effective Date of this Agreement, Shareholder owns in the aggregate (including shares held both beneficially and of record and other shares held either beneficially or of record) the number of shares of iVOW Common Stock set forth below Shareholder’s name on the signature page of this Agreement (all such shares together with any shares of voting stock of iVOW that may hereafter be acquired by Shareholder, being collectively referred to herein as the “Subject Shares”).

C.            Shareholder is entering into this Agreement as a material inducement to, and in consideration of, Crdentia’s willingness to enter into the Merger Agreement.

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

1.             Transfer of Subject Shares.

1.1          No Disposition or Encumbrance of Subject Shares.  Shareholder agrees that, prior to the Expiration Date, Shareholder will not, directly or indirectly, sell, transfer, exchange, pledge or otherwise dispose of, or in any other way reduce Shareholder’s risk of ownership or investment in, or make any offer or agreement relating to any of the foregoing with respect to, any Subject Shares, except pursuant to the Merger Agreement and except for distributions of shares to Shareholder’s limited partners, or sales of shares with the proceeds distributed to Shareholder’s limited partners, in the ordinary course of Shareholder’s business consistent with the terms of the Shareholder’s Limited Partnership Agreement made in order to satisfy Shareholder’s obligations to its limited partners upon the redemption of fund interests in accordance with Shareholder’s Limited Partnership Agreement.  As used herein, the term “Expiration Date” means the earliest to occur of (i) the Effective Time of the Merger, or (ii)

such time as the Merger Agreement or this Agreement may be terminated in accordance with their respective terms.

1.2          Transfer of Voting Rights.  Shareholder agrees that, prior to the Expiration Date, Shareholder will not deposit any of the Subject Shares into a voting trust or grant a proxy or enter into an agreement of any kind with respect to the voting of any of the Subject Shares, except for the Proxy called for by Section 2.2 of this Agreement.

2.             Voting of Subject Shares.

2.1          Voting Agreement.  Shareholder agrees that, prior to the Expiration Date, at any meeting of the shareholders of iVOW, however called, and in any action taken by the written consent of shareholders of iVOW without a meeting to vote as set forth therein, Shareholder will vote the Subject Shares:

(i)            in favor of the Merger, the execution and delivery by iVOW of the Merger Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions and transactions contemplated by the Merger Agreement and any action required in furtherance hereof and thereof;

(ii)           against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of iVOW in the Merger Agreement or that would preclude fulfillment of a condition precedent under the Merger Agreement to iVOW’s obligations to consummate the Merger; and

(iii)          against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement):  (A) the sale or exchange of iVOW’s capital stock, other than (x) upon exercise or conversion of iVOW’s outstanding options, warrants or notes, or (y) to any employee, consultant or director of iVOW for purposes of retaining their services, (B) the merger of iVOW with, or the direct or indirect disposition of a significant amount of the assets or the business of iVOW to, any third party, or (C) the licensing of iVOW IP Rights to any third party other than licensing transactions which are in the ordinary course of iVOW’s business and not material to iVOW or its business (each of the actions described in clauses (A), (B) and (C) being referred to herein as an “Alternative Transaction”); (D) any reorganization, recapitalization, dissolution or liquidation of iVOW or any subsidiary of iVOW; (E) any material change in the capitalization of iVOW or iVOW’s corporate structure not contemplated by the Merger Agreement; or (F) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.

Prior to the Expiration Date, Shareholder will not enter into any agreement or understanding with any person or entity to vote or give instructions in any manner inconsistent with this Section 2.1.

2.2          Proxy.  Contemporaneously with the execution of this Agreement, Shareholder will deliver to iVOW a proxy with respect to the Subject Shares in the form attached hereto as Exhibit 1, which proxy will be irrevocable to the fullest extent permitted by law (the “Proxy”) and will provide that iVOW may vote the Subject Shares in accordance with Section 2.1.

3.             No Solicitation.  From the date hereof until the Expiration Date, Shareholder will not, and will not authorize or permit any agent or representative of Shareholder to, directly or indirectly:  (i) solicit, initiate or induce the making, submission or announcement of any Company Acquisition Proposal (as that term is defined in the Merger Agreement), (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Company Acquisition Proposal, (iii) engage in discussions with any person with respect to any Company Acquisition Proposal, except as to disclose the existence of these provisions, (iv) endorse or recommend any Company Acquisition Proposal, or (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Company Acquisition Proposal.  If Shareholder becomes aware of any such offer, or any discussions, negotiations, inquiries, proposals or contacts with respect to any Company Acquisition Proposal, Shareholder agrees to advise iVOW in writing of any Company Acquisition Proposal or of any request for nonpublic information or other inquiry which the party reasonably believes could lead to a Company Acquisition Proposal, the material terms and conditions of such Company Acquisition Proposal (to the extent known), and the identity of the person or group making any such request, inquiry or Company Acquisition Proposal.

4.             Representations, Warranties and Covenants of Shareholder.  Shareholder hereby represents, warrants and covenants as follows:

4.1          Authority, Enforceability.  Shareholder has the capacity and the full power and authority to enter into, execute, deliver and perform Shareholder’s obligations under this Agreement and to make the representations, warranties and covenants contained herein, and that all corporate or similar action required for the authorization, execution, delivery and the performance of all obligations of Shareholder under this Agreement and the agreements contemplated hereby have been obtained.  This Agreement has been duly executed and delivered by Shareholder and constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms.

4.2          Shares Owned.  As of the Effective Date of this Agreement, Shareholder owns in the aggregate (including shares held both beneficially and of record and other shares held either beneficially or of record) the number of shares of iVOW Common Stock and other securities of iVOW set forth below Shareholder’s name on the signature page of this Agreement, and does not directly or indirectly own, either beneficially or of record, any shares of capital stock of iVOW, or rights to acquire any shares of capital stock of iVOW, or other securities of iVOW, other than the securities set forth below Shareholder’s name on the signature page hereof.

4.3          Further Assurances.  Shareholder agrees to execute and deliver any additional documents reasonably necessary or desirable, in the opinion of iVOW, to carry out the purposes and intent of this Agreement and the Proxy.

5.             Miscellaneous.

5.1          Severability.  If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as to reasonably effect the intent of the parties hereto.

5.2          Amendment and Waiver.  This Agreement or any provision hereof may be amended, modified, superseded, canceled, renewed, waived or extended only by an agreement in writing executed by iVOW and Shareholder.  The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default.

5.3          Assignment.  This Agreement and all rights and obligations hereunder are personal to Shareholder and may not be transferred or assigned by Shareholder at any time.  iVOW may assign its rights, together with its obligations hereunder, to any parent, subsidiary, affiliate or successor of iVOW, as the case may be.  This Agreement will be binding upon, and inure to the benefit of, the persons or entities who are permitted, by the terms of this Agreement, to be successors, assigns and personal representatives of the respective parties hereto.

5.4          Governing Law.  The validity, interpretation and enforcement of this Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware, excluding that body of laws pertaining to conflict of laws.

5.5          Costs of Enforcement.  If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings or otherwise, the non-prevailing party will pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ and experts’ fees.

5.6          Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original but all of which, taken together, constitute one and the same agreement.

5.7          Entire Agreement.  This Agreement and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

5.8          Specific Performance; Injunctive Relief.  The parties hereto acknowledge that iVOW will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein.  Therefore, it is agreed that, in addition to any other remedies that may be available to iVOW upon any such violation, iVOW shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to iVOW at law or in equity.

5.9          Notices.  All notices and other communications required or permitted under this Agreement shall be in writing and shall be either hand delivered in person, sent by facsimile (with confirmation of receipt), sent by certified or registered first class mail, postage pre-paid, or sent by nationally recognized express courier service.  Such notices and other communications will be effective upon receipt if hand delivered or sent by facsimile (provided the sender receives confirmation of receipt), three (3) business days after mailing if sent by mail, and one (1) business day after dispatch if sent by express courier, to the following addresses:

If to iVOW:

iVOW, Inc.
11455 El Camino Real, Suite 140
San Diego, CA  92130
Attention:  Chief Executive Officer
Facsimile No.: (858) 847-4811

with a copy to:

Heller Ehrman LLP
4350 La Jolla Village Drive, 7th Floor
San Diego, CA  92122
Attention: Michael S. Kagnoff
Facsimile No.: (858) 450-8499

If to Shareholder:

To the address for Shareholder set forth on the signature page hereof;

or to such other address as a party may have furnished to the other parties in writing pursuant to this Section 5.9.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

iVOW, Inc.

By:

Name:

Title:

SHAREHOLDER

MEDCAP PARTNERS L.P.

By:
Its:

VOW Common Stock:                shares

Other Rights to Acquire iVOW Stock:   Warrants to purchase      shares of Common Stock

Address:

MEDCAP MASTER FUND L.P.

By:
Its:

iVOW Common Stock:                shares

Other Rights to Acquire iVOW Stock:   Warrants to purchase       shares of Common Stock

Address:

[Signature Page to iVOW Merger Voting Agreement]

EXHIBIT 1 TO IVOW MERGER VOTING AGREEMENT

IRREVOCABLE PROXY

The undersigned shareholders of iVOW, Inc., a Delaware corporation (“iVOW”), hereby irrevocably (to the fullest extent permitted by law) appoint and constitute John Lyon or Richard Gomberg of iVOW, and each of them, the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the extent described below and, with respect to such matters, to the fullest extent of the undersigned’s rights with respect to (i) the shares of capital stock of iVOW owned by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, to the extent still owned by the undersigned on the requisite record date, and (ii) any and all other shares of capital stock of iVOW which the undersigned may acquire after the date hereof (all such shares described in clause (i) or (ii), being collectively referred to herein as the “Shares”).  Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares.

This proxy is granted in consideration of iVOW entering into the Agreement and Plan of Reorganization (the “Merger Agreement”) dated as of September 20, 2006, by and among iVOW, Crdentia Corp., a Delaware corporation (“Crdentia”), and iVOW Acquisition Corp. a Delaware corporation and wholly-owned subsidiary of Crdentia (“Merger Sub”) pursuant to which Merger Sub will merge with and into iVOW, with iVOW continuing as the surviving corporation of the merger and becoming a wholly-owned subsidiary of Crdentia (the “Merger”).  This proxy is irrevocable, and is coupled with an interest and is granted in connection with that certain iVOW Merger Voting Agreement dated as of the date hereof, by and between iVOW and the undersigned (the “Voting Agreement”).  Capitalized terms used in this proxy which are not defined herein will have the meanings given to such terms in the Voting Agreement.

The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date at any meeting of the shareholders of iVOW, however called, or in any action by written consent of shareholders of iVOW:

(i)            in favor of the Merger, the execution and delivery by iVOW of the Merger Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions and transactions contemplated by the Merger Agreement and any action required in furtherance hereof and thereof;

(ii)           against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of iVOW in the Merger Agreement or that would preclude fulfillment of a condition precedent under the Merger Agreement to iVOW’s respective to consummate the Merger; and

(iii)          against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) the sale or exchange of iVOW’s capital stock, other than (x) upon exercise or conversion of iVOW’s outstanding options, warrants or notes, or (y) to any employee, consultant or director of iVOW for purposes of retaining their services, (B) the merger of iVOW with, or the direct or indirect disposition of a significant amount of the assets or the business of iVOW to, any third party, or (C) the licensing of iVOW IP Rights to any third party other than licensing transactions which are in the ordinary course of Vanguard’s business and not material to iVOW or its business (each of the actions described in clauses (A), (B) and (C) being referred to herein as an “Alternative Transaction”); (D) any reorganization, recapitalization, dissolution or liquidation of iVOW or any subsidiary of iVOW; (E) any material change in the capitalization of iVOW or iVOW’s corporate structure not contemplated by the Merger Agreement; or (F) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.

The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above.  The undersigned shareholder may vote the Shares on all other matters.

This proxy will be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

This proxy will terminate upon the Expiration Date.

Dated:  September 20, 2006

iVOW SHAREHOLDER

MEDCAP PARTNERS L.P.

By:
Its:

VOW Common Stock:                shares

Other Rights to Acquire iVOW Stock:   Warrants to purchase      shares of Common Stock

Address:

MEDCAP MASTER FUND L.P.

By:
Its:

iVOW Common Stock:                shares

Other Rights to Acquire iVOW Stock:   Warrants to purchase       shares of Common Stock

Address:

[Signature Page to Irrevocable Proxy]